UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2020

StHealth Capital Investment Corporation

(Exact Name of Registrant as Specified in Its Charter)

Maryland	814-01137	47-1709055
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

680 Fifth Avenue

21st Floor

New York, NY 10019

(Address of principal executive offices)

(212) 601-2769

(Registrant’s telephone number, including area code)

First Capital Investment Corporation; Freedom Capital Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	N/A	Not registered on any exchange at this time
Preferred stock, par value $0.001 per share	N/A	Not registered on any exchange at this time

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 24, 2020, StHealth Capital Investment Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the Company’s stockholders voted on the following two proposals: (i) election of directors; and, (ii) ratification of the appointment of MaloneBailey LLP as the Company’s independent public registered accounting firm for the fiscal year ending December 31, 2020. As of June 27, 2019, the record date (the “Record Date”) established for voting on the matters set forth above, the shares of common stock outstanding and entitled to vote at the Meeting represented 3,894,190.94 votes (3,894,190.94 shares of common stock representing 3,894,190.94 votes). Of the aggregate shares entitled to vote as of the record date, 1,398,633.33 shares of common stock representing 1,398,633.33 votes were present at the Meeting in person or by proxy, thereby constituting the required quorum.

Proposal No. 1 – Election of Directors

Each of the three nominees for director was elected by the Company’s stockholders by the requisite vote for approval, and the voting results are set forth below:

Name of Director	For	Against	Abstain
Derek Taller	1,398,633.33	0	0
Jeff Davi	1,398,633.33	0	0
Anthony U. Bertolami	1,398,633.33	0	0

Proposal No. 2 – Ratification of MaloneBailey, LLP as Independent Public Registered Accounting Firm for the Fiscal Year Ending December 31, 2020

The voting results for the ratification of MaloneBailey, LLP as independent public registered accounting firm for the Fiscal Year ending December 31, 2020 are set forth below:

For	Against	Abstain
1,391,133.33	0	7,500.00

Item 8.01	Other Events.

Renewing of Current Agreement with MaloneBailey LLP

On June 5, 2020, the Company renewed the existing agreement (the “Audit Services Agreement”) with its current Auditors, MaloneBailey LLP (“MaloneBailey”), for the purpose of, amongst other things, auditing the Company’s financial activities in the context of the preparation of the financial reports (Form 10-Q and Form 10-K) required to enable the Company to be current with its financial reporting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2020

StHealth Capital Investment Corporation

/s/ Derek Taller
Derek Taller
President & Chief Executive Officer